CONESTOGA SMALL CAP FUND                Nasdaq Symbol: CCASX

                                                                                                                              Summary Prospectus

                                                                                                                              February 1, 2013

 Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at Conestoga Capital Advisors( www.conestogacapital.com   and select Mutual Fund). You may also obtain this information at no cost by calling 1-800-320-7790 or by sending an e-mail request to info@conestogacapital.com. The Fund’s statutory prospectus and statement of additional information, both dated February 1, 2013, as supplemented, are incorporated by reference into this summary prospectus.

Investment Objective

The Conestoga Small Cap Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Conestoga Small Cap Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)

Management Fees	1.20%
Distribution (12b-1) Fees	0.00%

Other Expenses (the Adviser pays all Fund expenses except Rule 12b-1 fees,

shareholder servicing fees, interest, taxes, brokerage commissions, expenses of the Independent Trustees, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business)(1)

0.02%
Total Annual Fund Operating Expenses	1.22%
Expense Limitation(2)	(0.12)%
Total Annual Fund Operating Expenses After Expense Limitation	1.10%

(1) In addition, although the Fund has adopted a Shareholder Servicing Plan that will allow the Fund to pay an annual fee of up to 0.25% of its average daily net assets for providing services to the Fund’s shareholders, the Fund does not expect to pay any Shareholder Servicing Fees in the current fiscal year.

(2) Conestoga Capital Advisors, LLC (the Adviser) has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least February 1, 2014, subject to termination at any time at the option of the Fund.

Example

This Example is intended to help you compare the cost of investing in the Conestoga Small Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other years reflect the Fund’s gross expenses) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$375	$659	$1,467

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year (ended September 30, 2012) the Fund’s portfolio turnover rate was 16.42% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies.  Equity securities include ADRs, convertible securities, foreign and domestic common and preferred stocks, rights and warrants.  While there is no limit on investing in foreign securities, the Fund doesn’t expect investment in foreign securities to exceed 20% of the Fund’s total assets.  “Small-cap companies” are companies that, at the time of purchase, have market capitalizations of up to $2.5 billion.  The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.  For purposes of this policy, “net assets” includes any borrowings for investment purposes. The Adviser follows an investment style sometimes called “GARP” or “Growth At a Reasonable Price.”  The Adviser generally invests the Fund’s assets in small-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company.  The Adviser uses a bottom-up approach in selecting securities.  There is no guarantee that the Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in “Risks Factors” in this prospectus. The Fund’s net asset value and total return may be adversely affected if any of the following occurs:

•	The market values of securities acquired by the Fund decline;
•	The Adviser does not execute the Fund’s principal investment strategies effectively;
•	A security’s price fluctuates in response to events affecting the issuer’s profitability or viability;
•	Smaller, less seasoned companies lose market share or profits to a greater extent than larger, established companies in times of deteriorating economic conditions;
•	A company’s earnings do not increase as expected;
•

Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign securities are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five year and since the Fund’s inception compare with those of broad measures of market performance.   Past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website: www.conestogacapital.com/mutual fund.htm

                                            Calendar Year Total Return

During the period shown in the chart, the Fund’s best performing quarter was for the three months ended 06/30/2009: 19.10%. During the same period, the Fund’s worst performing quarter was for the three months ended 12/31/2008: -21.51%.

This table compares the Fund’s average annual total returns for the periods ended December 31, 2012 to those of the Russell 2000 Index and the Russell 2000 Growth Index.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates.  These after-tax returns do not reflect the effect of any applicable state or local taxes.  Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan.  Future results may be different from those shown.

Average Annual Total Returns as of 12/31/12	One Year	Five Year	Ten Year
Conestoga Small Cap Fund:
Return Before Taxes	11.00%	6.18%	10.05%
Return After Taxes on Distributions	10.86%	5.96%	9.82%
Return After Taxes on Distributions and Sale of Fund Shares	9.30%	5.21%	8.87%
Russell 2000 Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%
Russell 2000 Growth Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	9.80%

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

Portfolio Managers

William C. Martindale, Jr., Managing Partner and Chief Investment Officer of Conestoga, and Robert M. Mitchell, Managing Partner of Conestoga, have been primarily responsible for the day-to-day management of the Fund’s Portfolio since inception in 2002.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $2,500 and there is no minimum for subsequent investments.  The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments.  The minimum initial investment amounts may be reduced or waived in some cases.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check, bank draft or money order to:  Conestoga Small Cap Fund c/o Mutual Shareholder Services 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-440-922-0066.  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions are taxable, and will generally be taxed as dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.